UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  March 7, 2013

Acorda Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50513	13-3831168
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

	420 Saw Mill River Road, Ardsley, NY	10502
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (914) 347-4300

Not Applicable
Former name or former address, if changed since last report

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events

On March 7, 2013, Acorda Therapeutics, Inc. (“Acorda”) and its collaborator Vanderbilt University Medical Center issued a press release announcing data from a Phase 1 clinical trial of Glial Growth Factor 2 (GGF2) designed to study safety, tolerability and exploratory measures of efficacy in people with heart failure who were already on optimized regimens of currently available therapies. The study evaluated the effects of a range of doses, with each participant receiving a single dose. Data from this trial, which enrolled patients at Vanderbilt and St. Joseph’s Hospital in Atlanta, GA, are being presented on Sunday, March 10 at the American College of Cardiology 62nd Annual Scientific Session in San Francisco, CA.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K, and incorporated by reference into this Item.

Item 9.01                      Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated March 7, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Acorda Therapeutics, Inc.

March 7, 2013	By:	David Lawrence
Name: David Lawrence
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated March 7, 2013